Exhibit 1

FOURTH AMENDED AND RESTATED JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned acknowledges and agrees that the foregoing statement on Schedule 13D is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

Dated as of January 31, 2023.

OAKTREE CAPITAL MANAGEMENT, L.P.

By:	/s/ Jeffrey Joseph
Name: Jeffrey Joseph
Title: Senior Vice President

OAKTREE CAPITAL MANAGEMENT GP, LLC

By:	/s/ Jeffrey Joseph
Name: Jeffrey Joseph
Title: Senior Vice President

ATLAS OCM HOLDINGS, LLC

By:	/s/ Jeffrey Joseph
Name: Jeffrey Joseph
Title: Senior Vice President

OAKTREE CAPITAL GROUP, LLC

By:	/s/ Jeffrey Joseph
Name: Jeffrey Joseph
Title: Senior Vice President

OAKTREE CAPITAL I, L.P.

By:	/s/ Jeffrey Joseph
Name: Jeffrey Joseph
Title: Senior Vice President

OCM HOLDINGS I, LLC

By:	/s/ Jeffrey Joseph
Name: Jeffrey Joseph
Title: Senior Vice President

OAKTREE HOLDINGS, LLC

By:	/s/ Jeffrey Joseph
Name: Jeffrey Joseph
Title: Senior Vice President

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Jeffrey Joseph
Name: Jeffrey Joseph
Title: Managing Director

BROOKFIELD CORPORATION

By:	/s/ Swati Mandava
Name: Swati Mandava
Title: Senior Vice President Legal and Regulatory

BROOKFIELD ASSERT MANAGEMENT ULC

By:	/s/ Kathy Sarpash
Name: Kathy Sarpash
Title: Senior Vice President Legal and Regulatory

BAM PARTNERS TRUST, by its trustee, BAM CLASS B PARTNERS INC.

By:	/s/ Kathy Sarpash
Name: Kathy Sarpash
Title: Secretary